Supplement to the
Spartan® Total Market Index Fund, Spartan Extended Market Index Fund, and Spartan International Index Fund
April 29, 2009
Prospectus

The following information replaces the similar information found in the "Performance" section beginning on page 3.

Year-by-Year Returns

Spartan Total Market Index - Investor Class
Calendar Years

1999

2000

2001

2002

2003

2004

2005

2006

2007

2008

	23.23%	-10.96%	-10.79%	-20.99%	31.24%	12.11%	6.42%	15.73%	5.57%	-37.18%


During the periods shown in the chart for Investor Class of Spartan Total Market Index:

Returns

Quarter ended

Highest Quarter Return	17.92%	December 31, 1999
Lowest Quarter Return	-22.87%	December 31, 2008
Year-to-Date Return	4.33%	June 30, 2009

Effective September 14, 2009, the following information replaces the "Minimums" tables found in the "Buying and Selling Shares" section beginning on page 11.

Minimums - Investor Class
Initial Purchase	$10,000
Balance	$10,000
Minimums - Fidelity Advantage Class
Initial Purchase	$100,000
Balance	$100,000

Effective September 14, 2009, the following information replaces the similar information found in the "Buying and Selling Shares" section beginning on page 11.

For Investor Class:

There is no minimum balance or initial purchase minimum for assets held in employee benefit plans (including Fidelity sponsored 403(b) arrangements but otherwise as defined in the Employee Retirement Income Security Act of 1974, excluding SIMPLE IRAs, SEP IRAs, and the Fidelity Retirement Plan) having more than 50 eligible employees or a minimum of $1,000,000 in plan assets that have at least some portion of their assets invested in mutual funds advised by FMR and which are marketed and distributed directly to plan sponsors and participants without any assistance or intervention from any intermediary distribution channel. In addition, there is no minimum balance or initial purchase minimum for assets held in a Fidelity Traditional IRA or Fidelity Rollover IRA bought with the proceeds of a distribution or transfer from an employee benefit plan as described above, provided that at the time of the distribution or transfer, the employee benefit plan satisfies the requirements described above. There is no minimum balance or initial purchase minimum for a mutual fund or a qualified tuition program for which FMR or an affiliate serves as investment manager, or a Fidelity systematic withdrawal service. For Investor Class of each of Spartan Total Market Index and Spartan International Index, there is no minimum balance or initial purchase minimum for investments through an account for which FMR or an affiliate serves as investment manager, or a Fidelity systematic withdrawal service.

For Fidelity Advantage Class:

Employer-sponsored retirement plans (including profit sharing, 401(k), 403(b), 457(b), and similar plans) require a minimum initial purchase and ongoing balance of $100 million at the plan sponsor level.

For individual accounts maintained by FMR or its affiliates, and for omnibus accounts for which FMR provides recordkeeping services, FMR will monitor account balances at the individual account level.

Fidelity Advantage Class shares are not available to intermediaries that would meet the eligibility criteria by aggregating the holdings of underlying accounts. An intermediary that holds Fidelity Advantage Class shares within an omnibus account must certify to FMR or its affiliates that it will be able to offer Fidelity Advantage Class shares in accordance with the terms of this prospectus. Intermediaries may include broker-dealers, institutional accounts, insurance, bank trust, third-party administrators and registered investment advisers.

There is no minimum balance or initial purchase minimum for eligible qualified wrap program accounts, or a Fidelity systematic withdrawal service. A qualified wrap program is: (i) a program whose adviser certifies that it has investment discretion over $100 million or more in client assets invested in mutual funds at the time of the certification, (ii) a program in which the adviser directs transactions in the accounts participating in the program in concert with changes in a model portfolio, and (iii) managed by an adviser who agrees to give FMR sufficient information to permit FMR to identify the individual accounts in the wrap program.

Fidelity Advantage Class shares are not available to mutual funds or qualified tuition programs for which FMR or an affiliate serves as investment manager.

The following information replaces the similar information found in the "Selling Shares" section on page 14.

A signature guarantee is designed to protect you and Fidelity from fraud. If you hold your shares in a Fidelity mutual fund account and submit your request to Fidelity by mail, Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:

  You wish to sell more than $100,000 worth of shares;
  When the address on your account (record address) has changed within the last 15 days, or you are requesting that a check be mailed to a different address than the record address;
  You are requesting that redemption proceeds be paid to someone other than the account owner; or
  In certain situations when the redemption proceeds are being transferred to a Fidelity mutual fund account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

SIF-09-04 September 24, 2009 1.717993.131